WNL SERIES TRUST

       Supplement dated January 13, 1998 to Prospectus dated May 1, 1997

The following information supplements and should be read in conjunction with the caption "SUB-ADVISERS" under the heading entitled "Salomon Brothers Asset Management Inc" in the prospectus dated May 1, 1997 of WNL Series Trust (the "Trust"):

On November 28, 1997, Salomon Inc ("Salomon"), the ultimate parent company of Salomon Brothers Asset Management Inc ("SBAM") merged with and into Smith Barney Holdings Inc., a subsidiary of Travelers Group Inc. ("Travelers"), to form a new company called Salomon Smith Barney Holdings Inc. (the "Transaction"). Upon consummation of the Transaction, Travelers became the ultimate parent of SBAM, which continues to serve as sub-adviser to the Salomon Brothers U.S. Government Securities Portfolio (the "Portfolio") of the Trust. Travelers is a diversified financial services company engaged in investment services, asset management, consumer finance and life and property casualty insurance services.

Under certain interpretations, the Transaction might be deemed to be an "assignment", as defined in the Investment Company Act of 1940, as amended, of the sub-advisory agreement among SBAM, WNL Investment Advisory Services, Inc. and the Trust. Accordingly, the Board of Trustees approved a new sub-advisory agreement, identical in all material respects to the existing agreement, which became effective on November 28, 1997. The new sub-advisory agreement will be presented for approval to the shareholders of the Portfolio at a Special Meeting of Shareholders to be held in April 1998.